Exhibit 10.1

AMENDMENT NO. 1 TO LOAN AGREEMENT
This Amendment No. 1 to Loan Agreement, dated as of December 8, 2017 (this “Amendment”), is among OCTAVIUS CORPORATION, a Delaware corporation (the “Borrower”), WINNEBAGO INDUSTRIES, INC., an Iowa corporation (the “Company”), JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”), and the lenders party hereto. Capitalized terms used and not otherwise defined herein have the definitions provided therefor in the Loan Agreement referenced below.
W I T N E S S E T H:
WHEREAS, the Borrower, the Company, the other Loan Parties from time to time party thereto, the Lenders from time to time party thereto and the Administrative Agent are parties to that certain Loan Agreement, dated as of November 8, 2016 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Loan Agreement”; the Loan Agreement, as amended by this Amendment, the “Amended Loan Agreement”);
WHEREAS, the Borrower intends to incur a new class of Refinancing Term Loans in an aggregate principal amount equal to $260,000,000 (the “New Tranche B Term Loans”) in accordance with Section 2.27 of the Loan Agreement, the proceeds of which will be used to refinance all of the Term Loans outstanding as of the Amendment No. 1 Effective Date (as defined below) and to pay fees and expenses related to the foregoing;
WHEREAS the Borrower has requested that the financial institutions set forth on Schedule I hereto (the “New Tranche B Term Lenders”) commit to make the New Tranche B Term Loans on the Amendment No. 1 Effective Date (the commitment of each New Tranche B Term Lender to provide its applicable portion of the New Tranche B Term Loans, as set forth opposite such New Tranche B Term Lender’s name on Schedule I hereto, is such New Tranche B Term Lender’s “New Tranche B Term Loan Commitment”);
WHEREAS, this Amendment constitutes a Refinancing Amendment, the New Tranche B Term Loan Commitments constitute Refinancing Term Loan Commitments and the New Tranche B Term Loans constitute Refinancing Term Loans and Loan Agreement Refinancing Indebtedness, in each case under the Loan Agreement; and
WHEREAS, the Borrower has also requested that certain provisions of the Loan Agreement be amended as set forth herein.
NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto agree as follows:
1.New Tranche B Term Loans.
(a)Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof and to the provisions of Section 1(c) hereof, each New Tranche B Term Lender agrees, severally and not jointly, to make, on the Amendment No. 1 Effective Date, a New Tranche B Term Loan to the Borrower in an aggregate principal amount equal to its New Tranche B Term Loan Commitment. The New Tranche B Term Loan Commitment of each New Tranche B Term Lender shall automatically terminate upon the making of the New Tranche B Term Loans on the Amendment No. 1 Effective Date. The proceeds of the New Tranche B Term

Loans shall be used by the Borrower on the Amendment No. 1 Effective Date solely to repay the principal amount of the Term Loans outstanding as of the Amendment No. 1 Effective Date, together with all accrued but unpaid interest thereon and all fees and expenses of the Borrower payable in connection with this Amendment, the New Tranche B Term Loan Commitments and the New Tranche B Term Loans. The transactions contemplated by this Section 1(a) are collectively referred to as the “Amendment Refinancing Transactions”.
(b)Immediately upon the consummation of the Amendment Refinancing Transactions, each reference to the term “Lender”, “Term Lender” and “Tranche B Term Lender” in the Loan Documents shall be deemed to include the New Tranche B Term Lenders. For purposes of clarity, the Maturity Date with respect to the New Tranche B Term Loans shall be the Maturity Date with respect to the initial Tranche B Term Loans incurred on the Effective Date.
(c)Notwithstanding anything herein to the contrary:
(i) each New Tranche B Term Lender holding Term Loans immediately prior to the Amendment No. 1 Effective Date (each such New Tranche B Term Lender, an “Existing Term Lender”) that checks the “Cashless Roll” option on its signature page hereto shall, in lieu of its requirement to make a New Tranche B Term Loan in accordance with Section 1(a) hereof, be deemed to have made to the Borrower a New Tranche B Term Loan on the Amendment No. 1 Effective Date in an amount equal to the lesser of (A) the aggregate principal amount of the Term Loans held by such Existing Term Lender immediately prior to the Amendment No. 1 Effective Date (such Existing Term Lender’s “Existing Term Loan Amount”) and (B) such Existing Term Lender’s New Tranche B Term Loan Commitment; provided that, if such Existing Term Lender’s New Tranche B Term Loan Commitment exceeds such Existing Term Lender’s Existing Term Loan Amount, then such Existing Term Lender shall be required to make a New Tranche B Term Loan to the Borrower on the Amendment No. 1 Effective Date in accordance with Section 1(a) hereof in an aggregate principal amount equal to such excess;
(ii) with respect to each Existing Term Lender that checks the “Cashless Roll” option on its signature page hereto, the Borrower shall, in lieu of its obligation to prepay the Term Loans of such Existing Term Lender in accordance with Section 1(a) hereof, be deemed to have prepaid, on the Amendment No. 1 Effective Date, an amount of the Term Loans of such Existing Term Lender in an aggregate principal amount equal to the lesser of (A) such Existing Term Lender’s Existing Term Loan Amount and (B) such Existing Term Lender’s New Tranche B Term Loan Commitment; provided that (1) if such Existing Term Lender’s Existing Term Loan Amount exceeds such Existing Term Lender’s New Tranche B Term Loan Commitment, then the Borrower shall be required to prepay in full, on the Amendment No. 1 Effective Date in accordance with Section 1(a) hereof, the outstanding principal amount of the Term Loans of such Existing Term Lender not deemed to be prepaid pursuant to this clause (ii) and (2) notwithstanding the operation of this clause (ii), the Borrower shall be required to pay to such Existing Term Lender, on the Amendment No. 1 Effective Date, all accrued but unpaid interest on the outstanding principal amount of the Term Loans of such Existing Term Lender immediately prior to the Amendment No. 1 Effective Date; and
(iii) each Existing Term Lender that checks the “Assignment Settlement” option on its signature page hereto shall have its Existing Term Loan Amount prepaid in full, together with all accrued but unpaid interest thereon, on the Amendment No. 1 Effective Date and agrees to purchase, by assignment, a New Tranche B Term Loan in an aggregate principal amount equal to its New Tranche B Term Loan Commitment, in accordance with Section 1(a) hereof.

(d)Each Existing Term Lender party hereto hereby waives any requirement to pay any amounts due and owing to it pursuant to Section 2.16 of the Loan Agreement as a result of the Amendment Refinancing Transactions.
2.Amendments to the Loan Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 3 below (such date, the “Amendment No. 1 Effective Date”), the parties hereto agree that the Loan Agreement is hereby amended as follows:
(a)Section 1.01 of the Loan Agreement is amended to insert, in the appropriate alphabetical location, the following new definitions:
“Amendment No. 1” means Amendment No. 1 to this Agreement, dated as of December 8, 2017.
“Amendment No. 1 Effective Date” means December 8, 2017.
“Amendment No. 1 Refinancing Transactions” means the “Amendment Refinancing Transactions,” as such term is defined in Amendment No. 1.
(b)The definition of “Applicable Rate” appearing in Section 1.01 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
“Applicable Rate” means a rate per annum equal to (i) 3.50% in the case of Eurodollar Loans and (ii) 2.50% in the case of ABR Loans.
(c)The definitions of “Tranche B Term Loan Commitment” and “Tranche B Term Loans” appearing in Section 1.01 of the Loan Agreement are hereby amended and restated in their entirety to read as follows:
“Tranche B Term Loan Commitment” means (a) as to any Tranche B Term Lender, the aggregate commitment of such Tranche B Term Lender to make Tranche B Term Loans as set forth on the Commitment Schedule (or, upon and after the consummation of the Amendment No. 1 Refinancing Transactions, as set forth on Schedule I to Amendment No. 1) or in the most recent Assignment Agreement or other documentation contemplated hereby executed by such Tranche B Term Lender and (b) as to all Tranche B Term Lenders, the aggregate commitment of all Tranche B Term Lenders to make Tranche B Term Loans, which aggregate commitment shall be $260,000,000 on the Amendment No. 1 Effective Date (after consummation of the Amendment No. 1 Refinancing Transactions). After advancing the Tranche B Term Loans, each reference to a Tranche B Term Lender’s Tranche B Term Loan Commitment shall refer to that Tranche B Term Lender’s Applicable Percentage of the Tranche B Term Loans.
“Tranche B Term Loans” means the term loans made by the Tranche B Term Lenders to the Borrower pursuant to Section 2.01 (or, upon and after the consummation of the Amendment No. 1 Refinancing Transactions, term loans made pursuant to Section 1 of Amendment No. 1).
(d)Section 2.11(b) of the Loan Agreement is hereby amended to add the phrase “(or, upon consummation of the Amendment No. 1 Refinancing Transactions, on or prior to the date that is six months after the Amendment No. 1 Effective Date)” immediately following the phrase “on or prior to the first anniversary of the Effective Date” appearing in the first and second sentences therein.

(e)Section 2.10(a) of the Loan Agreement is hereby amended to amend and restate clause (i) thereof to read as follows:
(i)    on the last day of each March, June, September and December, commencing on December 31, 2019, an aggregate principal amount equal to the amount set forth below opposite such date (which payments shall be adjusted from time to time pursuant to Section 2.11(a) and Section 2.11(e)):

Repayment Date	Repayment Amount
December 31, 2019	$2,750,000
March 31, 2020 and	$3,750,000
thereafter
(f)Section 2.10(a) of the Loan Agreement is hereby amended to replace the reference to the phrase “Section 2.11(f)” set forth in the last paragraph thereof with the phrase “Section 2.11(e)”.
(g)Section 2.11 of the Loan Agreement is hereby amended to replace each reference to the phrase “Section 2.11(f)” set forth in clauses (a) and (c) thereof with the phrase “Section 2.11(e)”.
(h)Section 2.14 of the Loan Agreement is hereby amended and restated to read as follows:
SECTION 2.14    Alternate Rate of Interest.
(a)    If prior to the commencement of any Interest Period for a Eurodollar Borrowing:
(i)    the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate or the LIBO Rate, as applicable (including, without limitation, by means of an Interpolated Rate or because the LIBO Screen Rate is not available or published on a current basis) for such Interest Period; or
(ii)     the Administrative Agent is advised by the Required Lenders that the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for such Interest Period;
then the Administrative Agent shall give notice thereof to the Borrower and the Lenders through Electronic System as provided in Section 9.01 as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (A) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective and any such Eurodollar Borrowing shall be repaid or converted into an ABR Borrowing on the last day of the then current Interest Period applicable thereto, and (B) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing.

(b)    If at any time the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (i) the circumstances set forth in clause (a)(i) have arisen and such circumstances are unlikely to be temporary or (ii) the circumstances set forth in clause (a)(i) have not arisen but the supervisor for the administrator of the LIBO Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which the LIBO Screen Rate shall no longer be used for determining interest rates for loans, then the Administrative Agent and the Borrower shall endeavor to establish an alternate rate of interest to the LIBO Rate that gives due consideration to the then prevailing market convention for determining a rate of interest for syndicated loans in the United States at such time, and shall enter into an amendment to this Agreement to reflect such alternate rate of interest and such other related changes to this Agreement as may be applicable. Notwithstanding anything to the contrary in Section 9.02, such amendment shall become effective without any further action or consent of any other party to this Agreement so long as the Administrative Agent shall not have received, within five (5) Business Days of the date notice of such alternate rate of interest is provided to the Lenders, a written notice from the Required Lenders stating that such Required Lenders object to such amendment. Until an alternate rate of interest shall be determined in accordance with this clause (b) (but, in the case of the circumstances described in clause (ii) of the first sentence of this Section 2.14(b), only to the extent the LIBO Screen Rate for such Interest Period is not available or published at such time on a current basis), (x) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective and (y) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing; provided that, if such alternate rate of interest shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.
(i)Section 9.02(b) of the Loan Agreement is hereby amended to insert the phrase “Section 2.14(b) with respect to an alternate rate of interest to the LIBO Rate,” immediately after the phrase “Except as provided in” in the first sentence thereof.
(j)Section 9.02(e) of the Loan Agreement is hereby amended to add the following sentence at the end thereof:
After giving effect to the Amendment No. 1 Refinancing Transactions, each party hereto agrees that an assignment required pursuant to this paragraph may be effected pursuant to an Assignment and Assumption executed solely by the Borrower, the Company, the Administrative Agent and the assignee and that the Non-Consenting Lender shall be deemed to have agreed to such assignment and need not be a party thereto.
(k)Section 9.04(b)(ii)(C) of the Loan Agreement is hereby amended to delete the phrase “(1) only one such processing and recordation fee shall be payable in the event of simultaneous assignments and delegations from any Lender or its Approved Funds to one or more other Approved Funds of such Lender and (2)” appearing therein.
3.Conditions Precedent. The effectiveness of this Amendment is subject to the conditions precedent that the Administrative Agent shall have received:

(a)counterparts to (i) this Amendment, duly executed by each of the Borrower, the Company, the New Tranche B Term Lenders and the Administrative Agent and (ii) the Consent and Reaffirmation (the “Consent and Reaffirmation”) attached as Exhibit A hereto, duly executed by the Loan Parties (other than the Borrower and the Company);
(b)a certificate executed by a Financial Officer, on behalf of the Company, certifying that as of the date hereof and immediately after giving effect to the terms of this Amendment, (i) no Default has occurred and is continuing and (ii) the representations and warranties of the Loan Parties set forth in the Loan Agreement are true and correct in all material respects (provided that any representation or warranty that is qualified by materiality, Material Adverse Effect or similar language is true and correct in all respects), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects (provided that any representation or warranty that is qualified by materiality, Material Adverse Effect or similar language was true and correct in all respects) as of such earlier date;
(c)a certificate executed by the Secretary or Assistant Secretary of each Loan Party certifying (and attaching, as applicable):
(i) that there have been no changes since the Effective Date to the certificate of incorporation or other charter document of such Loan Party attached as Exhibit A to the Secretary’s Certificate of such Loan Party delivered to the Administrative Agent on the Effective Date pursuant to the Loan Agreement (the Secretary’s Certificates of all Loan Parties delivered to the Administrative Agent on the Effective Date pursuant to the Loan Agreement are collectively referred to herein as the “Initial Secretary Certificates”) and that such certificate of incorporation or other charter document remains in full force and effect as of the effective date of this Amendment;
(ii) that there have been no changes since the Effective Date to the by-laws or other applicable organizational document of such Loan Party attached as Exhibit B to the Initial Secretary Certificate of such Loan Party and that such by-laws or other applicable organizational document remains in full force and effect as of the effective date of this Amendment;
(iii) resolutions of the board of directors or other governing body of such Loan Party authorizing the execution, delivery and performance of this Amendment (or the Consent and Reaffirmation, as applicable); and
(iv) the names and true signatures of the incumbent officers of such Loan Party authorized to execute this Amendment (or the Consent and Reaffirmation, as applicable);
(d)a recent good standing certificate (or analogous documentation if applicable) for each Loan Party from the Secretary of State (or analogous governmental entity) of the jurisdiction of its organization;
(e)(i) customary opinion of K&L Gates LLP, special New York counsel for the Loan Parties, in respect of this Amendment and reasonably satisfactory to the Administrative Agent and (ii) customary opinion of Davis, Brown, Koehn, Shors & Roberts, P.C., special Iowa counsel for the Loan Parties, in respect of this Amendment and reasonably satisfactory to the Administrative Agent;

(f)a fully executed mortgage amendment with respect to each Mortgage in effect as of the Amendment No. 1 Effective Date, each in form and substance reasonably satisfactory to Administrative Agent;
(g)payment and/or reimbursement of the Administrative Agent’s and its affiliates’ reasonable and documented out-of-pocket expenses due and payable and required to be paid on or prior to the Amendment No. 1 Effective Date (including, to the extent invoiced no less than one (1) Business Day prior to the Amendment No. 1 Effective Date (except as otherwise reasonably agreed by the Company), reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent) in connection with this Amendment and any other Loan Documents delivered pursuant to the Amendment;
provided that the Borrower shall have delivered to the Administrative Agent (x) in accordance with Section 2.11(a) of the Loan Agreement, a notice of prepayment with respect to the Term Loans outstanding on the Amendment No. 1 Effective Date and (y) a Borrowing Request with respect to the Borrowing of the New Tranche B Term Loans to be made on the Amendment No. 1 Effective Date.
4.Representations and Warranties. To induce the Administrative Agent, and the New Tranche B Term Lenders to enter into this Amendment, each of the Borrower and the Company hereby represents and warrants to the Administrative Agent and the New Tranche B Term Lenders that:
(a)    This Amendment and the Loan Agreement as modified hereby constitute its legal, valid and binding obligations, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and
(b)    As of the date hereof and immediately after giving effect to the terms of this Amendment, (i) no Default has occurred and is continuing, and (ii) the representations and warranties of the Loan Parties set forth in the Loan Agreement are true and correct in all material respects (provided that any representation or warranty that is qualified by materiality, Material Adverse Effect or similar language is true and correct in all respects), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects (provided that any representation or warranty that is qualified by materiality, Material Adverse Effect or similar language was true and correct in all respects) as of such earlier date.
5.Date Down Endorsement. Within thirty (30) days following the Amendment No. 1 Effective Date (or such later as the Administrative Agent may agree to in its sole discretion), the Company shall deliver to Administrative Agent a fully paid date down endorsement, in form and substance reasonably satisfactory to Administrative Agent, with respect to each title insurance policy insuring a Mortgage in effect as of the Amendment No. 1 Effective Date.
6.Reference to and Effect on the Loan Agreement.
(a)    Upon the effectiveness hereof, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in any other Loan Document to the Loan Agreement (including, without limitation, by means of words like “thereunder,” “thereof,” and words of like import), shall mean and be a reference to the Loan Agreement as amended hereby, and this Amendment and the Loan Agreement shall be read together and construed as a single instrument referred to herein as the Amended Loan Agreement.

(b)    Except as expressly amended hereby, the Loan Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby reaffirmed, ratified and confirmed.
(c)    The liens and security interests in favor of the Administrative Agent for the benefit of the Secured Parties securing payment of the Secured Obligations (and all filings with any Governmental Authority in connection therewith) are in all respects continuing and in full force and effect with respect to all Secured Obligations.
(d)    Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Loan Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.
(e)    This Amendment is a Loan Document under (and as defined in) the Loan Agreement.
7.Miscellaneous.
(a)    Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.
(b)    Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.
(c)    Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

OCTAVIUS CORPORATION, INC., as the Borrower

By:
Name:
Title:

WINNEBAGO INDUSTRIES, INC., as the Company

By:
Name:
Title:

Signature Page to Amendment No. 1 to Loan Agreement

JPMORGAN CHASE BANK, N.A., as
Administrative Agent

By:
Name:
Title:

Signature Page to Amendment No. 1 to Loan Agreement

NEW TRANCHE B TERM LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE LOAN AGREEMENT DATED AS OF NOVEMBER 8, 2016, AMONG OCTAVIUS CORPORATION, WINNEBAGO INDUSTRIES, INC., THE OTHER LOAN PARTIES FROM TIME TO TIME PARTY THERETO, THE LENDERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:

By:
Name:
Title:

By:
Name:
Title:
[Check ONLY ONE of the two boxes below]

Check the following box to elect
“Cashless Roll” treatment of the signing
institution’s existing Tranche B Term Loans (if any)
under Section 1(c) of Amendment No. 1:

□ Cashless Roll Option

Check the following box to elect
“Assignment Settlement” treatment of the signing
institution’s existing Tranche B Term Loans (if any)
under Section 1(c) of Amendment No. 1:

□ Assignment Settlement Option

Signature Page to Amendment No. 1 to Loan Agreement

SCHEDULE I
New Tranche B Term Loan Commitments
[On file with the Administrative Agent]

EXHIBIT A
Consent and Reaffirmation
The undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 1 to Loan Agreement with respect to that certain Loan Agreement, dated as of November 8, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), by and among Octavius Corporation, a Delaware corporation (the “Borrower”), Winnebago Industries, Inc., an Iowa corporation (the “Company”), the other Loan Parties from time to time party thereto, the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), which Amendment No. 1 is dated as of December 8, 2017 (the “Amendment”) and is by and among the Borrower, the Company, the lenders party thereto, and the Administrative Agent. Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Loan Agreement.
Without in any way establishing a course of dealing by the Administrative Agent or any Lender, the undersigned consents to the Amendment and reaffirms the terms and conditions of the Loan Guaranty and any other Loan Document executed by it and acknowledges and agrees that the Loan Guaranty and each and every such Loan Document executed by the undersigned in connection with the Loan Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Loan Agreement contained in the above‑referenced documents shall be a reference to the Loan Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated December 8, 2017

[Signature Page Follows]

IN WITNESS WHEREOF, this Consent and Reaffirmation has been duly executed as of the day and year above written.

WINNEBAGO OF INDIANA, LLC

By:
Name:
Title:

GRAND DESIGN RV, LLC

By:
Name:
Title:

Signature Page to Consent and Reaffirmation